EXHIBIT 10.11.2

                                     ANNEX I

                        SUPPLEMENTAL TERMS AND CONDITIONS

     The Master Repurchase Agreement between Impac Warehouse Lending Group ("Buyer") and HOMEGOLD, INC. ("Seller"), dated as of JULY 6, 2001 is amended and supplemented as set forth below. All capitalized terms used herein that are defined in the Master Repurchase Agreement are used herein as defined therein except to the extent such terms are amended or supplemented herein.

     1. Paragraph 1 of the Master Repurchase  Agreement is amended by adding the
following   after  the  word   "instruments"   and  before   the   parenthetica1
"("Securities")" in the second line thereof:

          "or whole mortgage loans or any interests in any whole mortgage loans, including, without limitation, mortgage participation certificates and mortgage passthrough certificates".

     2. Subparagraph 2(a) of the Master Repurchase Agreement is amended by adding the following after the word "any" and before the word "bankruptcy" in the second line thereof:

          "conservatorship or receivership (within the meaning of the Financial Institutions Reform, Recovery, and Enforcement Act of 1989),".

     3. Subparagraph 2(a) of the Master Repurchase Agreement is further amended by adding the following after the word "a" and before the word "receiver" in the third line thereof:

          "conservator,".

     4. Subparagraph 2(h) of the Master Repurchase Agreement is amended by deleting the defined term "Market Value" and replacing it with the defined term "Assumed Repurchase Value", and the term Market Value throughout the Master Repurchase Agreement shall be deemed to denote the Assumed Repurchase Value.

     5. Subparagraph 2(h) of the Master Repurchase Agreement is amended by adding at the end thereof:

          "except that the Assumed Repurchase Value of any Securities that are loans secured by mortgages or deeds of trust on residential dwellings (such loans, "Mortgage Loans") as of any date shall be the dollar amount ascribed to such Mortgage Loans on that date by Buyer in its reasonable and sole discretion, and shall not include any Income on such Mortgage Loans paid to and held by Seller pursuant to Paragraph 5 hereof, and the Assumed
     Repurchase Value of any Additional Purchased Securities shall be the fair market value thereof as determined by Buyer in its reasonable and sole discretion"

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     6.  Subparagraph  3(b) of the  Master  Repurchase  Agreement  is amended by adding at the end of the first sentence of Paragraph 3(b):

          "In the case of Transactions involving Securities that are Mortgage Loans, (a) the Purchased Securities shall be identified on a detailed listing to be provided by Seller to Buyer (a "Mortgage Loan Schedule") attached to a Certificate of Seller in the form attached hereto, (b) the Confirmation shall be sent by Seller to Buyer, (c) the documents contained in the Mortgage File (as defined in Paragraph 7) shall be delivered at the option of the Buyer to the Buyer, or the Custodian, and held by the Custodian pursuant to the terms of a Custody Agreement, dated of even date herewith (the "Custody Agreement"), among Seller, Buyer and Custodian pursuant to which Custodian shall, among other things, issue Trust Receipts, as defined therein (the "Trust Receipts"), and (d) the Mortgage Loans shall be serviced for Buyer by Seller pursuant to the Servicing Agreement, dated of even date herewith (the "Servicing Agreement"), between Seller and Buyer."

     7. Paragraph 3(b) of the Master Repurchase Agreement is further amended by deleting the last sentence and replacing it with the following:

          "In the event of any conflict between the terms of such Confirmation and this Agreement, the terms of such Confirmation shall prevail."

     8. Subparagraph 3(c) of the Master Repurchase Agreement is amended by adding at the end of the first sentence of Paragraph 3(c);

          "In the case of Transactions involving Securities that are Mortgage Loans, (i) which meet the requirements of the Seller's Warranties Agreement, such demand by Buyer may not be made prior to 30 days following the date of the Transaction in which the Securities were originally conveyed to Buyer provided no event of default has occurred; (ii) which do not meet the requirements of the Seller's Warranties Agreement in all material respects, such demand by Buyer may be made at any time; or (iii) Seller may repurchase at any time, irrespective of whether the particular Mortgage Loans(s) meets the requirements of the Seller's Warranties Agreement. In any case, such demand either by Buyer or by Seller shall be for a repurchase of all purchased Securities subject to the related Transaction and such demand shall be made no later than 5:00 p.m. New York City time on the business day preceding the day on which such termination will be effective, which termination shall also be on a business day. Upon receipt of the Repurchase Price in immediately available funds, Buyer shall deliver the Trust Receipt for such Transaction to Custodian for further disposition in accordance with the terms of the Custody Agreement."


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     9.  Paragraph 4 of the Master  Repurchase  Agreement is amended by adding a new subparagraph (f) as follows:

          "(f) In the case of Transactions involving Securities that are Mortgage Loans (i) the percentage used in calculating Buyer's Margin
     Amount for such Transaction shall be the percentage specified in the Confirmation and (ii) Additional Purchased Securities shall be limited to obligations issued by the United States government or mortgaged-backed securities issued by the Federal National Mortgage Association ("FNMA") or guaranteed by the Government National Mortgage Association ("GNMA") and otherwise acceptable to Buyer in its sole discretion, (iii) the provisions of subparagraphs (b), (d) and (e) of this Paragraph shall not apply".

     10. Paragraph 5 of the Master Repurchase Agreement is amended by adding the following at the end of the last sentence of Paragraph 5:

          "Notwithstanding the foregoing and except as provided in Paragraph 11 of this Agreement, in the case of Transactions involving Securities that are Mortgage Loans, Seller shall be deemed to hold for the benefit of, and in trust for, Buyer all Income, including without limitation a11 scheduled and unscheduled principal and interest payments, received by Seller with respect to such Mortgage Loans. Seller shall service the Mortgage Loans, or supervise the servicing of the Mortgage Loans, for the benefit of Buyer in accordance with the terms of the Servicing Agreement. On the 10th day of each month, Seller will provide Buyer with reports substantially identical in form to FNMA's form 2010 remittance report with respect to a1l Mortgage Loans then involved in any Transaction hereunder. Within three business days of its receipt of each such report, Buyer either (i) shall determine that a Margin Deficit has occurred and direct Seller to pay to Buyer all Income received in the period covered by such report to the extent of such Margin Deficit, in which case Buyer shall be deemed to have released any excess Income to Seller, or (ii) shall determine that a Margin Deficit has not occurred, in which case Buyer shall be deemed to have released all such Income to Seller."

     11. Paragraph 6 of the Master Repurchase Agreement is amended by adding the following after the word "the" and before the words "Purchased Securities" in the fourth line thereof:

          "Seller's right (including the power to convey title thereto), title and interest in and to the".

     12. Paragraph 6 of the Master Repurchase Agreement is amended by adding the following after the words "Purchased Securities" and before the word "with" in the fourth line thereof:

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                                      -4-

          ", the contractual right to receive payments, including the right to payments of principal and interest and the right to enforce such payments, arising from or under any of the Purchased Securities, the contractual right to service each Mortgage Loan, any sub-servicing agreements with respect to each Mortgage Loan, and all documents in each Mortgage File,".

     13. Paragraph 6 of the Master Repurchase Agreement is amended by adding the following after the word "all" and before the word "proceeds" in the fifth line thereof:

          "income, payments, products and".

     14. Paragraph 6 of the Master Repurchase Agreement is amended by adding the following after the word "thereof" and before the period in the fifth line thereof:

          "(the "Collateral")".

     15. Paragraph 6 of the Master Repurchase Agreement is amended by adding the following at the end of the last sentence of Paragraph 6:

          "In such event, the parties hereto intend to create for the benefit of Buyer, as secured party, a legally valid and enforceable first priority perfected security interest in the Collatera1. On or prior to each Purchase Date, Seller shall cause to be filed in the appropriate filing offices of the jurisdiction in which Seller maintains its place of business, or its chief executive office if Seller has more than one place of business, in accordance with applicable law, Uniform Commercial Code financing statements naming Seller as debtor, Buyer as secured party, and the Collateral as collateral."

     16. Paragraph 7 of the Master Repurchase Agreement is amended by adding the following at the end of the last sentence of Paragraph 7:

          "In the case of Transactions involving Securities that are Mortgage Loans, the transfer of such Mortgage Loans for the purposes of this Paragraph 7 shall include the delivery to the Buyer or Custodian, as directed by the Buyer, the following documents (the "Mortgage File") with respect to each Mortgage Loan, as set forth in the Custody Agreement: subject, however, to the paragraph immediately following clause (xii) below;"

          (i) the original note or other evidence of indebtedness (the "Mortgage Note") of the obligor thereon (each such obligor, a "Mortgagor"), endorsed to the order of or assigned to Seller by the holder/payee thereof, without recourse, and endorsed by Seller, without recourse, in blank;

          (ii) the  original  mortgage,  deed of trust or other  instrument
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                                      -5-

     (the "Mortgage") creating a first lien on the underlying property securing the Mortgage Loan (the "Mortgaged Property"), naming Seller as the "mortgagee" or "beneficiary" thereof, and bearing on the face thereof the address of Seller as provided in Paragraph 13 of this Agreement, or, if the Mortgage does not name Seller as the mortgagee/beneficiary, the Mortgage, together with an instrument of assignment assigning the Mortgage, individually or together with other Mortgages, to Seller and bearing on the face thereof the address of Seller as provided in Paragraph 13 of this Agreement, and, in either case, bearing evidence that such instruments have been recorded in the appropriate jurisdiction where the Mortgaged Property is located (or, in lieu of the original of the Mortgage or the assignment thereof, a duplicate or conformed copy of the Mortgage or the instrument of assignment, if any, together with a certificate of either the closing attorney or an officer of the title insurer that issued the related title insurance policy, or a certificate of receipt from the recording office, certifying that such copy or copies represent true and correct copy(ies) of the original(s) and that such original(s) have been or are currently submitted to be recorded in the appropriate governmental recording office of the jurisdiction where the Mortgaged Property is located);

          (iii) an original assignment of Mortgage, in blank, which assignment shall be in form and substance acceptable for recording and, in the event that the Seller acquired the Mortgage Loan in a merger, the assignment must be by "[Seller], successor by merger to [name of predecessor]" ;

          (iv) any  intervening  assignment of the Mortgage not included in (ii)
     above,   including  any   warehousing   assignment;   (v)  any  assumption,
     modification, extension or guaranty agreement;

          (vi) the Lender's title insurance policy, or, if such policy has not been issued, a written commitment or interim binder issued by the title insurance company evidencing that the required title insurance coverage is in effect and unconditionally guaranteeing the holder of the Mortgage Loan that the lender's title insurance policy will be issued;

          (vii) insurance; if applicable, any policy or certificate of primary mortgage guaranty

          (viii) if the Mortgage Note or Mortgage or any other material document or instrument relating to the Mortgage Loan has been signed by a person on behalf of the Mortgagor, the power of attorney or other instrument that authorized and empowered such person to sign with recording information thereon;

          (ix) with respect to FHA insured Mortgage Loans, the original FHA

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     Insurance  Contract,  together with a completed  HUD Form 92080  "Mortgagee
     Record Change" with the Purchasing Mortgagees name left blank;

          (x) with respect to VA guaranteed Mortgage Loans, the original VA Loan Guaranty Certificate;

          (xi) with respect to each Mortgage Loan which is subject to the provisions of the Homeownership and Equity Protection Act of 1994, a copy of a notice to each entity which was a purchaser or assignee of the Mortgage Loan, satisfying the provisions of such Act and the regulations issued thereunder, to the effect that the Mortgage Loan is subject to special truth in lending rules; and

          (xii) any other document as may be requested by Buyer.

          "Notwithstanding the above, Seller shall, at least one Business Day prior to the related Purchase Date, deliver to or cause to be delivered to Buyer or Custodian, as directed by Buyer, originals or true copies of such documents contained in the Mortgage File; and within forty eight (48) hours after such purchase date Seller shall deliver or cause to be delivered to Buyer or Custodian, as directed by Buyer, the originals (to the extent not previously delivered) of all such documents in the Mortgage File. Failure by Seller to de1iver or cause to be delivered such documents within such time periods specified in the immediately preceding sentence shall constitute an Event of Default under the Master Repurchase Agreement. Seller shall cause each closing agent to hold any originals of such documents in the Mortgage File held by such closing agent prior to delivery thereof to Buyer or Custodian, as directed by Buyer, in trust and as bailee for Buyer.

          In addition to the documents contained in the Mortgage File, Seller shall deliver to buyer on or prior to the Purchase Date for such
     Transaction a security release certification acceptable to Buyer, certifying the release of any security interest of a third party which may have existed with respect to any of the Mortgage Loans subject to such Transaction during the 45-day period prior to the related Purchase Date.

     Seller shall include on each Mortgage Loan Schedule a code indicating whether the Mortgage Loan is subject to the Homeownership and Equity Protection Act of 1994."

     Seller shall cause to be maintained a servicing file (" Servicing File") with respect to each Mortgage Loan that shall contain the following documents:

          (a)  copies of all the documents contained in the Mortgage File;

          (b)  any  instrument  necessary  to  complete  identification  of  any



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                                      -7-

               exception set forth in the exception schedule in the title insurance policy (e.g., map or plat, restrictions, easements, sewer agreements, home association declarations, etc.);

          (c)  a survey of the Mortgaged Property;

          (d) any hazard insurance policy or flood insurance policy, with extended coverage of the hazard insurance policy;

          (e) the Mortgage Loan closing statement (Form HUD-l) and any other truth-in-lending, real estate settlement procedure forms or other disclosure statements required by law;

          (f)  the residential loan application, if applicable;

          (g)  any verification of employment and income;

          (h) if applicable, any verification of acceptable evidence of source and amount of downpayment;

          (i)  any credit report on the borrower under the Mortgage Loan;

          (j)  each residential appraisal report;

          (k)  a photograph of the Mortgaged Property;

          (1) any tax receipts, insurance premiums, ledger sheets, payment records, insurance claim files and correspondence, current and historical computerized data files, underwriting standards used for origination and all other papers and records developed or originated by the Seller, any servicer or others, required to document the Mortgage Loan or to service the Mortgage Loan; and

          (m) any other document as may be requested by Buyer. Seller shall cause to be delivered to Buyer each Servicing File upon Event of Default by Seller under the Master Repurchase Agreement.

     17. Paragraph 8 of the Master Repurchase Agreement is amended by deleting the last sentence of Paragraph 8 and substituting the following:

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          "Title to all Purchased  Securities  (except for  Securities  that are
     Mortgage Loans) shall pass to Buyer. In the case of Purchased Securities that are Mortgage Loans, upon transfer of the Mortgage Loans to Buyer as set forth in Paragraph 3(a) of this Agreement and until termination of any Transactions as set forth in Paragraphs 3(c) or 11 of this Agreement, ownership of each Mortgage Loan, including each document in the related Mortgage File, is vested in Buyer. Upon transfer of the Mortgage Loans to Buyer as set forth in Paragraph 3(a) of this Agreement and until termination of any Transactions as set forth in Paragraphs 3(c) or 11 of this Agreement, record title in the name of Seller to each Mortgage shall be retained by Seller in trust, for the benefit of Buyer, for the sole purpose of facilitating the servicing and the supervision of the servicing of the Mortgage Loans pursuant to the Servicing Agreement. Unless otherwise agreed by Buyer and Seller, nothing in this Agreement shall preclude Buyer from engaging in repurchase transactions with the Purchased Securities or otherwise pledging or hypothecating the Purchased Securities, but no such transaction shall relieve Buyer of its obligations to transfer Purchased Securities (and, with respect to the Mortgage Loans, not substitutes therefor) to Seller pursuant to Paragraphs 3, 4 or 11 hereof. Upon termination of any Transactions as set forth in Paragraph 3(c) of this Agreement, Buyer agrees to execute promptly endorsements of the Mortgage Notes, assignments of the Mortgages and UCC-3 assignments, to the extent that such documents are prepared by Seller for Buyer's execution, are delivered to Buyer by Seller and are necessary to reconvey, without recourse, to Seller and perfect title of like tenor to that conveyed to Buyer to the related Mortgage Loans. Buyer agrees to cooperate with Seller to identify documents that may be required to effect such reconveyance and perfection of title to Seller."

     18. Subparagraph 9(b) of the Master Repurchase Agreement is amended by adding the following after the word "substituted" and before the period in the fifth line thereof:

          "; provided, further, that, in the case of Transactions involving Securities that are Mortgage Loans, the retention by Seller of custody of any document in any Mortgage File or otherwise shall be held by Seller in trust Buyer for purposes of servicing or supervising the servicing of the related Mortgage Loan and shall not be deemed to constitute Seller's retention of custody of the Purchased Securities for purposes of this subparagraph".

     19. Paragraph 10 of the Master Repurchase Agreement is amended by adding the following clauses at the end of the first sentence of Paragraph 10 after the word "affected" and before the period:

          ", (vi) Seller and Buyer have entered into the Transaction described in each Confirmation contemporaneously with the sale of the Purchased Securities by Seller to Buyer and the transfer of the Purchase Price by Buyer to Seller, or, in the event that the Transaction is deemed to constitute a loan, contemporaneously with the



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                                       -9-

     grant of the security interest in the Collateral by Sel1er to Buyer pursuant to Paragraph 6 hereof and the transfer of the consideration therefor, consisting of the extension of the Purchase Price, which represents the loan proceeds, by Buyer to Seller, (vii) the board of directors of Seller has approved the form of Confirmation and the Master Repurchase Agreement, and such approval is reflected in the minutes of said board, and (viii) each Confirmation, the Master Repurchase Agreement, the Custody Agreement and the Servicing Agreement have been and shall be, continuously, from the time of their execution, a corporate record of Seller."

     20. Paragraph 11 is amended by inserting the words ", other than any representation made by Seller as to a particular Mortgage Loan," after the words "made by Seller or Buyer" on the fourth line thereof.

     21. Paragraph 11 is further amended by deleting the word "or" immediately preceding clause (vi) and by adding at the end of such clause, immediately preceding the parenthesis, the following:

     (vii)Buyer shall have reasonably determined that Seller is or wil1 be unable to meet its commitments under this Agreement, the Custody Agreement, the Guaranty, the Sellers Warranties Agreement, the Servicing Agreement and any other related agreement (such agreements, the "Transaction Documents") and shall have notified Seller of such determination and such other party shall not have responded with appropriate information to the contrary to the satisfaction of the notifying party within 24 hours;

     (viii) The Master Repurchase Agreement shall for any reason cease to create a valid, first priority security interest in any of the Purchased Securities purported to be covered thereby;

     (ix) A final judgment by any competent court in the United States of America for the payment of money in an amount of at least $100,000 is rendered against Seller, and the same remains undischarged for a period of 30 days during which execution of such judgment is not effectively stayed;

     (x) Seller shall fail to observe or perform any of the covenants or agreements under any Transaction Document, which failure materially and adversely affects the rights of the Buyer;

     (xi) Any event of default or any event which with notice, the passage of time or both shall constitute an event of default shall occur and be continuing under any repurchase or other financing agreement for borrowed funds or indenture for borrowed funds by which Seller is bound or affected shall occur and be continuing;

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                                      -10-

     (xii)In the good faith judgment of Buyer, a material adverse change shall have occurred in the business, operations, properties, prospects or condition (financial or otherwise) of Seller;

     (xiii) Seller shall request written assurances as to the financial well-being of Buyer and such assurances shall not have been provided within 24 hours of such request;

     (xiv)Seller shall be in default with respect to any normal and customary covenants under any debt contract or agreement, any servicing agreement or any lease to which it is a party, which default could materially and adversely affect the financial condition of Seller (which covenants include, but are not limited to, an Act of Insolvency of Seller or the failure of Seller to make required payments under such contract or agreement as they become due).

     (xv) Any representation or warranty made by Seller in any Transaction Document shall have been incorrect or untrue in any material respect (to the extent that such representation or warranty does not incorporate a materiality limitation in its terms) when made or repeated or when deemed to have been made or repeated;

     (xvi)Seller shall fail to promptly notify Buyer of (i) the acceleration of any debt obligation or the termination of any credit facility of Seller, respectively; (ii) the amount and maturity of any such debt assumed after the date hereof; (iii) any adverse developments with respect to pending or future litigation involving Seller, respectively; and (iv) any other developments which might materially and adversely affect the financial condition of Seller;

     (xvii) Seller's audited annual financial statements or the notes thereto or other opinions or conclusions stated therein shall be qualified or limited by, reference to Seller's status as a "going concern";

     (vxiii) Seller  shall fail to maintain a tangible net worth of no less than
          $ 55,000,000. The term "tangible net worth" shall mean the excess of all of the Seller's assets (excluding any value for goodwill, trademarks, patents, copyrights, organization expense and other similar intangible items) over all its liabilities as completed and determined in accordance with generally accepted accounting principles consistently applied.

     (xx) Seller shall fail to deliver to Buyer or Custodian as directed by Buyer the documents in the Mortgage File within the time period specified in 1 Paragraph 7 of the Master Repurchase Agreement.

     22. Subparagraph 11(d} of the Master Repurchase Agreement is amended by deleting the words that precede Subparagraph 11 (d)(i) and replacing them with the words "The non-defaulting party may with concurrent notice to the defaulting party:".

     23. Subparagraph 11(d)(i) of the Master Repurchase Agreement is amended by inserting the words "or in any other commercially reasonable manner" after the word "market" and before the word" at", on the second line thereof.

     24. Subparagraph 11(d)(i) of the Master Repurchase Agreement is amended by adding the following after the word "hereunder" and before the semi-colon:

          "and in either case upon the determination and receipt by Buyer, in a manner deemed final and complete by Buyer in its sole discretion, of the aggregate unpaid Repurchase Prices and any other amounts owing by the defaulting party, including, without limitation, any unpaid fees, expenses or other amounts owing to the Custodian under the Custody Agreement, or to which Buyer is otherwise entitled hereunder, Buyer shall transfer the portion of the Purchased Securities and proceeds thereof, including without limitation, any proceeds of a sale of the servicing rights to the Mortgage Loans, held by Buyer following such receipt to either (i) Seller, if in Buyer's sole discretion Seller is legally entitled thereto, (ii) such other party or person as is in Buyer's reasonable judgment is legally entitled thereto, or (iii) if Buyer cannot determine in its reasonable judgment the person or party entitled thereto, a court of competent jurisdiction."

     25. Paragraph 11 of the Master Repurchase Agreement is amended by adding a new Subparagraph (j) as follows:

          "(j) Seller acknowledges that any delay in the ability of Buyer to exercise its remedies pursuant to Paragraph 11 hereof shall result in irreparable injury to Buyer."

     26. Paragraph 13 of the Master Repurchase Agreement is amended by deleting the text thereof and replacing it with the following:

         "Any notice or communication in respect of this Agreement will be sufficiently given to a party if in writing and delivered in person, sent by certified or registered mail, return receipt requested, or by overnight courier or given by facsimile transfer at the following address or facsimile number:

          If to [BUYER]:

          Impac  Warehouse  Lending Group
          1401 Dove Street
          Newport Beach,  CA  92660
          Attention:  Gretchen Verdugo
          Facsimile No.: (949) 475-3950

          If to [SELLER]:

          HOMEGOLD, INC.
          113 REED AVENUE LEXINGTON, SC 29072
          Attention:  FORREST E. FERRELL
          Facsimile Number:

          A notice or communication will be effective:

          (i) if delivered by hand or sent by overnight courier, on the day and time it is delivered;

          (ii) If sent by facsimile transfer, on the day it is sent; or

          (iii)if sent by certified or registered mail, return receipt requested, three days after dispatch. Either party may by notice to the other change the address or facsimile number at which notices or communications are to be given to it."

     27. Paragraph 14 of the Master Repurchase Agreement is amended by inserting the words "with respect to Securities that consist of mortgage loans" after the word "transactions" and before the period on the second line thereof.

     28. Paragraph 15 of the Master Repurchase Agreement is amended by adding the following at the end of the last sentence of Paragraph 15: "Upon cancellation of this Agreement pursuant to this Paragraph 15, provided that Seller has not committed any Event of Default as set forth in Paragraph 11 of this Agreement, Seller may earn a Performance Fee (the "Performance Fee") which shall be reduced by any and all amounts necessary to compensate Buyer for any Margin Deficit as set forth in Paragraph 4 of this Agreement, as well as for any other losses, costs or expenses incurred by Buyer in connection with any Events of Default by Seller as set forth in Paragraph 11 of this Agreement, or any other losses, costs or expenses incurred by Buyer in connection with Paragraph 36 or 37 of this Agreement (the "Net Performance Fee"). The Net Performance Fee, if any, may thereafter be rebated to Seller as soon as practical after Buyer has been completely compensated pursuant to this Paragraph 15."

     29. Intentionally Omitted

     30.  Subparagraph  20(c) is amended  by  deleting  the words  "the  Federal
Savings  and  Loan  Insurance   Corporation"  in  the  third  line  thereof  and
substituting therefor the following:

          "through either the Bank Insurance Fund or the Savings Association Insurance Fund,".

     31. This Annex I is executed and shall be construed as an agreement supplemental to the Master Repurchase Agreement and, as provided in the Master Repurchase Agreement, this Annex I forms a part thereof.

     32. All of the covenants, stipulations, promises and agreements in this Annex I shall bind the successors and assigns of the parties hereto, whether expressed or not.

     33. This Annex I may be executed in any number of counterparts, each of which shall be an original but such counterparts shall together constitute but one and the same instrument.

     34. Seller shall promptly provide such further assurances or agreements as Buyer may request in order to effect the purposes of this Master Repurchase Agreement, inducting without limitation, the delivery of any further documents to ensure that Buyer maintains a first priority perfected security interest in the Collateral pursuant to Paragraph 6 hereof and to carry into effect the purpose, of the Transaction Documents.

     35. Buyer is hereby appointed the attorney-in-fact of Seller for the purpose of carrying out the provisions of this Agreement and taking any action and executing or endorsing any instruments that Buyer may deem necessary or advisable to accomplish the purposes hereof, including, without limitation, completing or correcting any endorsement of a Mortgage Note or assignment of a Mortgage, which appointment as attorney-in-fact is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, Buyer shall have the right and power during the occurrence and continuation of any Event of Default to receive, endorse and collect all checks made payable to the order of Seller representing any payment on account of the principal of or interest on any of the Collateral and to give full discharge for the same.

     36. Seller shall promptly pay as and when payment is due all, and Buyer shall not be liable for any, expenses, fees and charges incurred by Buyer or
Seller (other than the salaries and overhead of Buyer and its affiliates) arising out of or related in any way to the administration and enforcement of this Agreement or the Custody Agreement ("Costs"), including, without limitation, legal expenses, the fees and expenses of the Custodian, recording and filing fees and any costs associated with reconveyance of the Purchased Securities and, in the event that any Costs are incurred by Buyer, Seller shall reimburse Buyer on demand of Buyer accompanied by a statement describing the circumstances and the nature of the Cost, by wire transfer of immediately available federal funds.

     37. Seller and Buyer contemplate that all Mortgage Loans purchased by Buyer and subject to repurchase pursuant to this Master Repurchase Agreement shall have an average daily balance (in principal amount) of $ 5,000,000 (the "Minimum Usage Amount"). If, within forty-five (45) days of the date hereof, Seller shall not have sold any Mortgage Loans to Buyer pursuant to this Master Repurchase Agreement, Seller shall promptly pay Buyer $1,500. If at any time after forty-five (45) days after the Seller shall have commenced selling Mortgage Loans to Buyer, pursuant to this Master Repurchase Agreement but the average daily balance (in principal amount) of all Mortgage Loans held by Buyer is less than the Minimum Usage Amount, Seller shall pay Buyer a fee to be determined by Buyer in its sole discretion, provided, however such fee shall not exceed $1,500 during any thirty (30) day period.

     38. This Annex I shall supersede any existing annex to or modification of the Master Repurchase Agreement.

[BUYER]

IMPAC WAREHOUSE LENDING GROUP


BY:  /s/ Richard J. Johnson
     ----------------------------
Name:  Richard J. Johnson
Title:  EVP, CFO
Date:  3-11-02

[SELLER]

By:  /s/ Forrest E. Ferrell
    ------------------------------
Name: Forrest E. Ferrell
Title: President
Date:  7/30/01

                             CERTIFICATE OF SELLER

     I, Forrest Ferrell, hereby certify that I am the duly appointed President of HomeGold, a SC Corp. (the "Seller"). The undersigned hereby represents, warrants and covenants on behalf of the Seller as follows:

     1. Pursuant to the sale of the mortgage loans set forth on Annex 1 hereto (the "Mortgage Loans ") by the Seller to Impac Warehouse Lending Group ("Impac ") pursuant to a Master Repurchase Agreement, dated as of JULY 6, 2001 between the Company and Impac, the Company hereby sells, transfers, assigns, sets over and otherwise conveys to Impac all of its right (including the power to convey title thereto), title and interest in and to each document, including, without limitation, those documents set forth on Exhibit A hereto, held by or on behalf of the Company with respect to each Mortgage Loan.

     IN WITNESS WHEREOF, I have hereunto signed my name.


Dated: 7/30/01
--------------


                                         By: /s/ Forrest E. Ferrell
                                            ------------------------------
                                         Name: Forrest E. Ferrell
                                         Title: President